MONAKER GROUP, INC. 8-K

Exhibit 10.1

THE SYMBOL “[****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Asset Management Services Agreement

ASSET MANAGEMENT SERVICES AGREEMENT

by and between

TD Assets Holding, LLC, as Operator

and

MONAKER GROUP, INC., as Owner

Dated as of August 15, 2019

This ASSET MANAGEMENT SERVICES AGREEMENT (this “Agreement”) is entered into as of August 15, 2019 by and between Monaker Group, Inc., a Nevada corporation (the “Owner”) and TD Assets Holding, LLC, a Wyoming limited liability company (“Operator”, each of Owner and Operator a “Party” and together, the “Parties”); and with respect to the following facts:

A.	Owner is engaged in the business of developing technology for the travel and vacation rental markets;

B.	Pursuant to that certain Intellectual property asset purchase agreement (the “Intellectual Property Asset Purchase Agreement”) of even date herewith by and between Owner and IDS Inc., a Nevada corporation Owner has acquired from an affiliate of Operator certain proprietary technology for the reservation and booking of vacation lodging known as the Travel Booking Engine;

C.	Operator possess familiarity with the Travel Booking Engine and specialized experience, knowledge, and know-how for the commercial exploitation of the same;

D.	Owner desires to contract for, and Operator desires to provide, certain asset management services relating to the operation and commercial exploitation of the Travel Booking Engine as further described herein, upon the terms and subject to the conditions set forth in this Agreement;

Terms used herein and not otherwise defined shall have the meanings set forth in the Intellectual Property Asset Purchase Agreement:

NOW, THEREFORE, in consideration of the foregoing and the respective covenants, representations and promises set forth herein, the Parties agree as follows:

ARTICLE I

ASSET MANAGEMENT SERVICES

For a period not to exceed twelve (12) months from the date hereof, unless otherwise extended by mutual agreement of Operator and Owner, Operator shall provide to Owner the technical, consulting, marketing, business development, technology development, and other services in connection with the operation and commercial exploitation of the Travel Booking Engine as set forth in further detail on Schedule I hereto (the “Asset Management Services”).

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ARTICLE II

ASSET MANAGEMENT SERVICES FEE

In consideration of the Asset Management Services and the rights, conveyances, covenants, representations and warranties of the Operator as set forth in Article I of this Agreement, Owner hereby agrees to pay Operator the fees set forth on Schedule II hereto (the “Asset Management Services Fee”).

ARTICLE III

OWNER SUPPORT COMMITMENT

The Operator’s provision of the Asset Management Services is contingent upon the Owner’s commitment to provide financial support and other resources as set forth in further detail on Schedule III hereto (the “Owner Support Commitment”).

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.1 WAIVER; MODIFICATION. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, waiver, modification or discharge is agreed to in writing and signed by each of the parties hereto or a duly authorized representative thereto. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

6.2 INVALIDITY. If any provision of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable or invalid to any extent, the remainder of this Agreement shall not be affected thereby, and this Agreement shall be construed to the fullest extent possible as to give effect to the intentions of the provision found unenforceable or invalid.

6.3 PARTIES IN INTEREST. This Agreement may not be assigned without the prior written consent of the other Party hereto (whether by a sale of all or substantially all of its assets, a change in control or by operation of law), which consent shall not be unreasonably withheld or delayed; provided however that Operator may freely assign this Agreement to any entity controlled by, controlling or under common control with the Operator. This Agreement shall be binding upon the parties hereto and all successors.

6.4 EXPENSES. Except as otherwise specifically provided for herein, each party hereto shall bear all expenses incurred by it in connection with this Agreement including, without limitation, the charges of its counsel, accountants and other experts.

6.5 GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflicts of law principles.

6.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

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6.8 HEADINGS. All headings contained in this Agreement are for reference purposes only and shall not in any way effect the meaning or interpretation of any provision or provisions of this Agreement.

6.9 INTEGRATION. This Agreement, and the documents to be delivered in connection therewith, and the exhibits and schedules thereto, if any, set forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior and contemporaneous agreements, promises, covenants, arrangements, understandings, communications, representations or warranties, whether oral or written, by any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled. No agreements or representations, whether written, oral, express or implied, with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement and the other documents to be delivered in connection herewith and therewith.

[signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Asset Management Services Agreement to be duly executed as of the day and year first above written.

MONAKER GROUP, INC.

By:	/s/ Bill Kerby
Name:	Bill Kerby
Title:	Chief Executive Officer

TD Assets Holding, LLC

By:	/s/ Ari Daniels
Name:	Ari Daniels
Title:	Managing Member

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Schedule I

to Asset Management Services Agreement

Asset Management Services

The asset management services to be provided by Operator shall consist of the following:

It is understood that [****] will need to continue to operate IDS Inc. but will agree to spend time as required to work with William Kerby and designated Buyer staff supporting the division responsible for the operation and commercial exploitation of the Travel Booking Engine in the following areas:

A)	Marketing; Technology Development; Business Development
1)	Marketing budget spend
2)	Technology / projects development
3)	Strategic distribution partnerships/relationships
4)	Strategic product partnerships/relationships
5)	Completion and delivery of [****]
6)	Operator will work to finish vacation rental booking engine platform already started at Monakers expense

B)	Initial anticipated contracts include:
1)	[****]
2)	[****]
3)	[****]
4)	[****]
5)	[****]
6)	[****]
7)	[****]
8)	[****]
9)	[****]
10)	[****]
11)	[****]
12)	[****]
13)	[****]

Schedule II

to Asset Management Services Agreement

Asset Management Services Fee

The asset management services fee shall consist of (i) a one-time payment in immediately available funds on the date hereof for the account of the Operator in the amount of $350,000 and (ii) a payment in immediately available funds 90 days following the Closing Date for the account of the Operator in the amount of $284,000.

Schedule III

to Asset Management Services Agreement

Owner Support Commitment

The Owner Support Commitment shall consist of the following:

The provision of the Asset Management Services by the Operator in connection with the operation and commercial exploitation of the Travel Booking Engine on behalf of the Owner will be coordinated among [****] and William Kerby based upon their mutual agreement as to how Owner will supply a minimum of $1,200,000 in funding of the operation over a seven (7) month period, with the key elements including:

A)	Staffing, Office & Equipment
1)	Provide offices and equipment
2)	Hire a [****] to set up financial reporting
3)	Hire a [****]
4)	Hire operations person
5)	Hire call center staff in Weston or outsource
6)	Contract Tech staff as needed
7)	Make offers to the following to participate through either salary or commission

[****]

[****]

[****]

8)	[****]

B)	Technology development
1)	[****]

C)	Marketing Budget estimated as follows:

Month 1 - [****]

Month 2 – [****]

Month 3 – [****]

Month 4 - [****]

Month 5 onward - balance of funds remaining after allowing for expenditures committed to in A) and B) above.

D)	Miscellaneous:

Owner will make arrangements for the Travel Booking Engine division or subsidiary to have its own merchant accounts.